Prospectus Supplement
John Hancock Investment Trust
John Hancock ESG Large Cap Core Fund (the fund)
Supplement dated October 28, 2024 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
As of October 31, 2024 (the Effective Date), Samantha D’Amore will no longer serve as a portfolio manager of the fund. As of the Effective Date, Mitali Prasad, CFA, and Cheryl I. Smith, Ph.D., CFA, will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, all references to Ms. D’Amore will be removed from the Summary Prospectus.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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